               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

               INDEPENDENCE HOLDING COMPANY
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                          INDEPENDENCE HOLDING COMPANY
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 16, 1997
                            ------------------------

To the Stockholders of
INDEPENDENCE HOLDING COMPANY:

     NOTICE  IS  HEREBY  GIVEN  that  the  Annual  Meeting  of  Stockholders  of
INDEPENDENCE HOLDING COMPANY (the 'Company') will be held on June 16, 1997 at 9:30 A.M., local time, at the Meeting Room, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut for the following purposes:

          1. To elect eight directors of the Company;

          2. To vote upon a proposal to ratify the selection of independent auditors; and

          3. To transact such other business as may properly come before the meeting and any adjournment thereof.

     Only stockholders of record at the close of business on May 22, 1997 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders.

     Your attention is directed to the Proxy Statement submitted with this notice. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IN THE EVENT A STOCKHOLDER DECIDES TO ATTEND THE MEETING, SUCH STOCKHOLDER MAY REVOKE SUCH PROXY AND VOTE SUCH SHARES IN PERSON. No postage need be affixed to the enclosed envelope if mailed in the United States.

                                          By Order of the Board of Directors
                                          David T. Kettig
                                          Secretary

May 27, 1997

                          INDEPENDENCE HOLDING COMPANY
                             96 CUMMINGS POINT ROAD
                               STAMFORD, CT 06902
                                  203-358-8000

                           --------------------------
                                PROXY STATEMENT
                           --------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Independence Holding Company (the 'Company') of Proxies to be used at the Annual Meeting of Stockholders to be held at the Meeting Room, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut on June 16, 1997 at 9:30 A.M., local time. In addition to solicitation of Proxies by mail, the directors, officers and employees of the Company may solicit Proxies personally, by telephone, telefax or telegram. The expense of all such solicitation, including the cost of preparing, printing and mailing this Proxy Statement, will be borne by the Company. The Company will, upon request, reimburse brokers, banks or other persons for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of the Company's shares. This Proxy Statement and the accompanying Proxy and the Company's Annual Report to Stockholders, which contains financial statements for the year ended December 31, 1996, will first be mailed to stockholders of the Company on or about May 27, 1997.

     If the enclosed form of Proxy is executed and returned, it will be voted as directed by the stockholder. If no directions are given, Proxies will be voted
(i) for election as directors of all of the nominees specified therein and (ii) for the ratification of the selection of KPMG Peat Marwick LLP ('Peat Marwick') as independent auditors for the calendar year 1997. A Proxy may be revoked at any time, insofar as the authority granted thereby has not been exercised at the Annual Meeting of Stockholders, by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. Any stockholder present at the meeting may vote personally on all matters brought before the meeting and, in that event, such stockholder's Proxy will not be used at the meeting by holders of the Proxy.

     Only stockholders of record as of the close of business on May 22, 1997 will be entitled to vote at the meeting. On that date, the Company had outstanding and entitled to one vote per share, 7,431,769 shares of Common Stock, par value $1.00 per share ('Common Stock'). An additional 2,188,950 shares of Common Stock are held in treasury by the Company and are not entitled to vote. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     If no contrary instruction is indicated, shares represented by properly executed Proxies in the accompanying form of proxy will be voted by the persons designated in the printed portion thereof (i) FOR the election of the nominees named below to serve as directors for a one-year term, and (ii) and FOR the ratification of the selection of Peat Marwick as independent auditors for the calendar year 1997. Each director must be elected by the affirmative vote of a plurality of the votes cast at the meeting by the holders of shares of Common Stock represented in person or by Proxy. Approval of Peat

Marwick as independent auditors requires the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting.

     Management does not know of any other matters to be brought before the meeting at this time; however, if any other matters are brought before the meeting, the proxy holder shall vote in his discretion with respect to the matter. In the event a stockholder specifies a different choice on the Proxy, such stockholder's shares will be voted or withheld in accordance with the specifications so made. Should any nominee for director named herein become unable or unwilling to accept nomination or election, it is intended that the persons acting under proxy will vote for the election of such other person as the Board of Directors of the Company may recommend unless the number of directors is reduced by the Board of Directors. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected to office.

                             PRINCIPAL STOCKHOLDERS

     Listed below are the number of shares of Common Stock beneficially owned as of May 22, 1997 by the holders of more than 5% of the Common Stock of the Company.

                                                                                 COMMON STOCK
                                                                                 ------------

Geneve Holdings, Inc.(1) .....................................................     4,092,906
  96 Cummings Point Road                                                               55.1%
  Stamford, Connecticut 06902

------------

(1) According to (i) information disclosed in Amendment No. 34 to Schedule 13D dated January 7, 1997 of Geneve Holdings, Inc. (together with its affiliates also referred to herein as 'Geneve') supplemented by (ii) information provided to the Company by Geneve in response to a Company questionnaire, a group consisting of Geneve and certain of its affiliates are the beneficial owners of 4,092,906 shares of Common Stock. As of December 31, 1996, Geneve did not own any of the Company's share purchase warrants (the 'Warrants'). Mr. Edward Netter, Chairman and Chief Executive Officer and a director of the Company, is an executive officer and a director of Geneve. Mr. Donald T. Netter, a director of the Company, is an executive officer of Geneve. Mr. Edward Netter and members of his family (including Mr. Donald T. Netter) control Geneve by virtue of their voting interest. Messrs. Edward Netter and Donald T. Netter disclaim beneficial ownership as to the shares of Common Stock owned by Geneve.

                            ------------------------

     To the best knowledge of the Company, Geneve has sole investment and voting power with respect to the shares listed above, and no other person or persons acting in concert own beneficially more than 5% of the Common Stock.

     The following table sets forth for each director of the Company, the Chief Executive Officer and the four other most highly compensated executive officers of the Company for the year ended December 31, 1996 (the 'Named Officers'), and for all directors and executive officers of the Company as a group, information regarding beneficial ownership of Common Stock as of May 22, 1997. None of the directors, Named Officers or directors and executive officers as a group owns beneficially any Warrants.

                                                                 NUMBER
                                                                   OF                  PERCENT OF CLASS
                            NAME                                SHARES(1)              ENTITLED TO VOTE
-------------------------------------------------------------   ---------              ----------------

Harold E. Johnson............................................     11,000(2)                *
Allan C. Kirkman.............................................      4,500(2)                *
Steven B. Lapin..............................................    118,500(3)                   1.6%
Donald T. Netter.............................................        (4)
Edward Netter................................................        (4)                   --
Edward J. Scheider...........................................     76,236(2)(5)                1.0%
Roy T.K. Thung...............................................     95,750(6)                   1.3%
F. Peter Zoch, III...........................................      1,500(7)                *
David T. Kettig..............................................     13,000(8)                *
Teresa A. Herbert............................................     15,550(9)                *
All directors and executive officers as a group (11 persons)     346,036(1)(2)(3)(4)(5)        4.5%
                                                                        (6)(7)(8)(9)(10)

------------

 (1) Adjusted for the Company's 1-for-2 reverse common stock split in June 1996.

 (2) Constitutes or includes 4,500 shares of Common Stock subject to options granted to each such director of which, in each case, all shares are presently exercisable.

 (3) Includes 68,750 shares of Common Stock subject to options granted to Mr. Lapin in April 1995, of which two-thirds are presently exercisable and the balance will vest in April 1998, and 49,250 shares of Common Stock subject to options granted to Mr. Lapin in December 1995, of which one-third are presently exercisable and the balance will vest ratably in December 1997 and 1998.

 (4) As described in the table relating to Principal Stockholders, Geneve and certain of its affiliates are the beneficial owners of 4,092,906 shares of Common Stock, which represents 55.1% of the outstanding Common Stock as of May 22, 1997. Mr. Edward Netter, Chairman and Chief Executive Officer and a director of the Company, is an executive officer and a director of Geneve. Mr. Donald T. Netter, a director of the Company, is an executive officer of Geneve. Mr. Edward Netter and members of his family (including Mr. Donald
     T. Netter) control Geneve by virtue of their voting interest. Messrs. Edward Netter and Donald T. Netter disclaim beneficial ownership as to the shares of Common Stock owned by Geneve.

 (5) Includes 33,500 shares of Common Stock owned by Mr. Scheider's wife, as to which shares Mr. Scheider disclaims beneficial ownership.

 (6) Includes 56,250 shares of Common Stock subject to options granted to Mr. Thung in April 1995, of which two-thirds are presently exercisable and the balance will vest in April 1998, and 38,250 shares of Common Stock subject to options granted to Mr. Thung in December 1995, of which one-third are presently exercisable and the balance will vest ratably in December 1997 and 1998.

 (7) Constitutes 1,500 shares of Common Stock subject to options granted to Mr. Zoch, all of which shares are presently exercisable.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (8) Includes 12,500 shares of Common Stock subject to options granted to Mr. Kettig in April 1995, of which two-thirds are presently exercisable and the balance will vest in April 1998.

 (9) Includes 2,500 shares of Common Stock subject to options granted to Ms. Herbert in October 1988, all of which shares are presently exercisable, and 12,500 shares of Common Stock subject to options granted to Ms. Herbert in April 1995, of which two-thirds are presently exercisable and the balance will vest in April 1998.

(10) Includes 10,000 shares of Common Stock subject to options granted to one executive officer, of which two-thirds are presently exercisable and the balance will vest in April 1998.

*   Represents less than 1% of the outstanding Common Stock.

                                   PROPOSAL 1
                       NOMINEES FOR ELECTION AS DIRECTORS

     Eight directors will be elected at the meeting, each to hold office until the next Annual Meeting of Stockholders and until such director's successor shall be elected and shall qualify.

     It is intended that shares represented by Proxies will be voted for the election of the nominees named below. If at the time of the meeting any of the nominees should be unwilling or unable to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute or substitutes, as the Board of Directors recommends. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve as a director.

     The persons named below have been nominated for election as directors. All of such nominees presently serve as directors of the Company.

HAROLD E. JOHNSON, age 78
Director

     Since November 1987, director of the Company; for more than five years prior to retirement in 1983, Executive Vice President of The Continental Corporation, a diversified insurance and financial holding company with principal offices in New York, New York; since November 1993, director of Queens County Bancorp, Inc., a banking holding company with principal offices in Queens County, New York.

ALLAN C. KIRKMAN, age 53
Director

     Since December 1980, director of the Company; for more than the past five years, Executive Vice President of Mellon Bank, N.A., a national bank with principal offices in Pittsburgh, Pennsylvania.

STEVEN B. LAPIN, age 51
President and Chief Operating Officer
Director

     Since July 1991, director of the Company; since November 1993, President and Chief Operating Officer of the Company; prior to November 1993, Executive Vice President -- Operations of the

Company; since October 1993, President and Chief Operating Officer of Geneve Corporation, a private diversified holding company with principal offices in Stamford, Connecticut, which is an affiliate of the Company ('Geneve'); prior to October 1993, Executive Vice President and Chief Operating Officer of Geneve;
for more than the past five years, director of Geneve; since August 1992, director of Zimmerman Sign Company ('Zimmerman'), a provider of site identification products and services, which became a publicly held company in December 1996.

DONALD T. NETTER, age 35
Director

     Since November 1993, director of the Company; from January 1995 to December 31, 1996, Senior Vice President -- Investments of the Company; since February 1994, Senior Vice President -- Investments of Geneve; since March 1996, Chairman and Chief Executive Officer of the managing member of the general partner of Dolphin Limited Partnership, an investment partnership which ceased to be an affiliate of the Company in January 1997; from February 1992 to August 1993, Senior Vice President and Treasurer of Damon Corp., a clinical laboratory testing company with principal offices in Needham Heights, Massachusetts
('Damon'); prior to August 1993, a director of Damon. Mr. Donald T. Netter is the son of Mr. Edward Netter.

EDWARD NETTER, age 64
Chairman and Chief Executive Officer
Director

     Since December 1980, director of the Company; for more than the past five years, Chairman and Chief Executive Officer of the Company; from December 1990 to November 1993, President of the Company; for more than the past five years, Chairman, Chief Executive Officer and director of Geneve.

EDWARD J. SCHEIDER, age 80
Director

     Since November 1987, director of the Company and Chairman of the Audit Committee; for more than five years prior to retirement in March 1995, Vice President of Kidder, Peabody & Co., Inc., an investment banking and brokerage firm with principal offices in New York, New York.

ROY T.K. THUNG, age 53
Executive Vice President,
Chief Financial Officer and Treasurer
Director

     Since December 1990, director of the Company; since November 1993, Executive Vice President, Chief Financial Officer and Treasurer of the Company; from May 1990 to November 1993, Senior Vice President, Chief Financial Officer and Treasurer of the Company; from June 1983 to December 1986, director of the Company; since November 1993, Executive Vice President and Chief Financial Officer of Geneve, prior to November 1993, Senior Vice President and Chief Financial Officer of Geneve; since December 1996, director of Zimmerman.

F. PETER ZOCH, III, age 54
Director

     Since December 1980, director of the Company; from December 1990 to June 1993, Vice Chairman of the Board of the Company; for more than the past five years, Chairman of the Executive Committee of the Company; prior to July 1992, President and director of Geneve.

                            ------------------------

     Between January 1, 1996 and December 31, 1996, the Board of Directors of the Company met six times. In addition, the Audit Committee of the Board, which exercises responsibility in respect of the recommendation of the Company's independent public auditors, the review of such auditor's audit and recommendations concerning internal controls, met twice. The Audit Committee currently consists of Messrs. Scheider and Johnson. Each director who has been nominated for election as a director attended at least 75% of the Board meetings and meetings of Committees on which such director served, other then Mr. Zoch who attended 50% of such meetings.

     Directors of the Company who are not also officers of the Company receive a monthly fee of $500 plus $400 for each Board or Committee meeting attended. Directors who are officers of the Company do not receive compensation for serving as directors of the Company.

     Pursuant to the Company's 1988 Stock Incentive Plan, directors of the Company who are not also employees of the Company or a subsidiary ('Independent Directors') are each granted non-qualified stock options with respect to 500 shares of Common Stock at the first meeting of the Board of Directors following each Annual Meeting of Stockholders of the Company, which stock options vest six months after date of grant. Outstanding options granted at such 1996 Board meeting fully vested on March 13, 1997, and currently have an exercise price of $8.41 per share.

                               EXECUTIVE OFFICERS

     In addition to Messrs. Lapin, Edward Netter and Thung, listed above, who also serve as directors of the Company, set forth below are each executive officer's name, age, all positions and offices held with the Company, principal occupations and business experience during the past five years. Officers are elected by the Board of Directors, each to serve until his successor is elected and has qualified, or until his earlier resignation, removal from office or death.

TERESA A. HERBERT, age 35
Vice President and Controller

     Since October 1991, Vice President and Controller of the Company.

DAVID T. KETTIG, age 38
Vice President -- Legal and Secretary

     Since March 1992, Vice President -- Legal and Secretary of the Company; since March 1992, Vice President -- Legal and Secretary of Geneve.

BRIAN R. SCHLIER, age 42
Vice President -- Taxation

     Since May 1991, Vice President -- Taxation of the Company; for more than the past five years, Director of Taxation of Geneve.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation paid by the Company and its subsidiaries to the Named Officers for services rendered for the last three fiscal years.

                                                                           LONG TERM COMPENSATION
                                                                      ---------------------------------
                                                                              AWARDS            PAYOUTS
                                                                      -----------------------   -------
                                      ANNUAL COMPENSATION
                            ---------------------------------------      (f)          (g)
                                                           (e)        RESTRICTED   SECURITIES     (h)           (i)
           (a)                       (c)       (d)     OTHER ANNUAL     STOCK      UNDERLYING    LTIP        ALL OTHER
NAME AND PRINCIPAL          (b)    SALARY     BONUS    COMPENSATION     AWARDS      OPTIONS     PAYOUTS   COMPENSATION(2)
POSITION                    YEAR     ($)       ($)         ($)           ($)         (#)(1)       ($)           ($)
--------------------------  ----   -------   -------   ------------   ----------   ----------   -------   ---------------

Edward Netter ............  1996   251,177    50,000      --             --           --          --            2,577
  Chairman and Chief        1995   251,159     --         --             --           --          --            2,584
  Executive Officer         1994   251,040    50,000      --             --           --          --            2,653

Steven B. Lapin ..........  1996   250,940   210,000      --             --           --          --           39,906
  President and Chief       1995   250,851   150,000      --             --         118,000       --           36,826
  Operating Officer         1994   249,990   150,000      --             --           --          --          113,108

Roy T.K. Thung ...........  1996   200,932   168,000      --             --           --          --           35,092
  Executive Vice            1995   200,853   120,000      --             --         94,500        --           32,410
  President, Chief          1994   200,000   120,000      --             --           --          --           98,953
  Financial Officer and
  Treasurer

David T. Kettig ..........  1996   105,604    29,165      --             --           --          --            1,040
  Vice President -- Legal   1995   103,775    20,416      --             --         12,500      22,250          1,051
  and Secretary             1994    99,455    23,332      --             --           --          --           (7,095)

Teresa A. Herbert ........  1996    93,956    28,250      --             --           --          --            1,306
  Vice President and        1995    92,301    17,425      --             --         12,500      22,250          1,291
  Controller                1994    88,259    20,500      --             --           --          --           (6,848)

------------

(1) Adjusted for the Company's 1-for-2 reverse common stock split in June 1996.

(2) Amounts shown for 1994, 1995 and 1996 for all of the Named Officers include the dollar value of premiums paid for term life insurance. In addition, amounts shown for Messrs. Lapin and Thung include amounts accrued during 1994, 1995 and 1996 under Retirement Benefit Agreements with the Company (described below under the heading 'Retirement Benefit Agreements'). Amounts shown for Mr. Kettig and Ms. Herbert also include the value of incentive units based on the decrease in book value per share of the Company's Common Stock for 1994; such units were paid in full in 1995. Certain of the Named Officers also received compensation and benefits during 1994, 1995 and 1996 from Geneve and/or its affiliates (other than the Company) for services rendered to such companies, which amounts are not included in this table.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth certain information concerning stock options of the Named Officers who had options at December 31, 1996. No options were exercised in 1996 by the Named Officers.

                                                                                        (d)
                                                                                     NUMBER OF            (e)
                                                                                    SECURITIES         VALUE OF
                                                                                    UNDERLYING        UNEXERCISED
                                                                                    UNEXERCISED      IN-THE-MONEY
                                                         (b)                        OPTIONS AT        OPTIONS AT
                                                       SHARES           (c)        FY-END(#)(1)      FY-END($)(2)
                       (a)                           ACQUIRED ON       VALUE       EXERCISABLE/      EXERCISABLE/
                       NAME                          EXERCISE(#)    REALIZED($)    UNEXERCISABLE     UNEXERCISABLE
--------------------------------------------------   -----------    -----------    -------------    ---------------

Steven B. Lapin...................................        0              0         39,334/78,666    $18,620/$37,239
Roy T.K. Thung....................................        0              0         31,500/63,000    $15,234/$30,469
David T. Kettig...................................        0              0           4,167/8,333      $3,386/$6,771
Teresa A. Herbert.................................        0              0           6,667/8,333      $3,386/$6,771

------------

(1) Adjusted for the Company's 1-for-2 reverse common stock split in June 1996.

(2) Does not reflect adjustment in March 1997 to the exercise price of the Company's stock options to reflect the distribution of all of the Company's interest in Zimmerman.

RETIREMENT BENEFIT AGREEMENTS

     In 1991, the Company entered into retirement benefit agreements with Messrs. Lapin and Thung pursuant to which they are entitled to receive cash payments, based upon their salaries, at such time as they retire or otherwise terminate their employment with the Company. Such payments are fully vested. Assuming that such individuals' employment with the Company had terminated on December 31, 1996, Messrs. Lapin and Thung would have been entitled to receive approximately $468,913 and $429,706, respectively, which amounts increase each year they remain employed by the Company until they attain age 62. Of such amounts, $37,590 and $32,776, respectively, were accrued in 1996 for Messrs. Lapin and Thung.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     Management's recommendations as to the form and level of compensation of the Company's executive officers are subject to the approval of the Company's Board of Directors.

     The Board of Directors has not retained a compensation consultant.

     The Company's compensation policies seek to attract and retain key executives necessary to the long-term success of the Company, to align compensation with both annual and long-term strategic plans and goals and to reward performance in the continued growth and success of the Company and in the enhancement of shareholder values. In furtherance of these goals, the Company has employed a combination of annual base salaries, which are set at levels which management believes to be competitive with industry and regional pay practices and economic conditions, and annual and longer term incentive compensation, including options to purchase Common Stock.

     Based on the Company's performance in 1996 (including management's accomplishments in enhancing the insurance group's capital position, strategically planning the direction of the insurance group, improving the Company's profitability, and, in particular, consummating the Zimmerman common stock distribution), management recommended to the Board of Directors a bonus pool for the

Company's employees (including the executive officers). The amount of the 1996 bonus pool was approved by the disinterested members of the Board.

     Specifically regarding the chief executive officer, Edward Netter, base salary has been determined by considering Company and individual performance. Mr. Netter's annual bonus payments are subject to approval by the disinterested members of the Board of Directors. Although Mr. Netter's bonus is based on his individual performance as chief executive officer, in determining such amount, the Board at the same time takes into consideration Mr. Netter's significant interest in the Company through his controlling ownership of Geneve.

MEMBERS OF THE BOARD OF DIRECTORS:

HAROLD E. JOHNSON                               EDWARD NETTER
ALLAN C. KIRKMAN                                EDWARD J. SCHEIDER
STEVEN B. LAPIN                                 ROY T.K. THUNG
DONALD T. NETTER                                F. PETER ZOCH, III

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the five year cumulative total return of the Common Stock with that of the Nasdaq Stock Market (US) Index and the Nasdaq Stock Market Insurance Index.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
      AMONG INDEPENDENCE HOLDING COMPANY, NASDAQ STOCK MARKET (U.S.) INDEX
                       AND NASDAQ INSURANCE STOCKS INDEX


                              [PERFORMANCE GRAPH]

                       12/31/91    12/31/92     12/31/93     12/31/94     12/31/95      12/31/96
------------------------------------------------------------------------------------------------
NASDAQ Stock             $100        $116         $134         $131         $185          $227
   Market (U.S.)
   Index

NASDAQ Insurance         $100        $141         $191         $204         $192          $273
   Stocks Index

Independence             $100        $202         $294         $245         $306          $303
   Holding Company

* Assumes that dividends were reinvested and is based on a $100 investment on December 31, 1991; indices data obtained from Center for Research in Security Price (CRSP)

                           RELATED PARTY TRANSACTIONS

     The Company and Geneve operate under cost-sharing arrangements pursuant to which certain items are allocated between the companies. During 1996, the Company paid to Geneve or accrued for payment thereto approximately $165,000 under such arrangements, and paid or accrued approximately an additional $41,000 for the first quarter of 1997. Geneve also provides the Company the use of office space as its corporate headquarters for annual consideration of $236,000. In addition, certain current or former directors, officers and/or employees of the Company or its subsidiaries, who are also current or former directors, officers and/or employees of Geneve, received compensation and benefits from Geneve for services rendered thereto since January 1, 1996. The foregoing is subject to the approval of the Audit Committee of the Board of Directors at least annually, and management of the Company believes that the terms thereof are no less favorable than could be obtained by the Company from unrelated parties on an arm's length basis.

     At various times since January 1, 1996, certain securities transfers were made between the Company and/or certain of its subsidiaries, on the one hand, and Geneve, on the other hand, at fair market value. The Company has invested as a limited partner in Dolphin Limited Partnership ('Dolphin'), an investment partnership of which Mr. Donald T. Netter is the Chairman and Chief Executive Officer of the managing member of the general partner and, since January 1997, the principal shareholder. Consistent with the terms of the partnership agreement, in addition to other defined expenses, limited partners pay quarterly a management fee based on their beginning capital accounts, and an annual performance-based incentive allocation.

                                   PROPOSAL 2
                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has selected Peat Marwick as the independent auditors of the Company for the year 1997. It is anticipated that representatives of Peat Marwick, who also served as the Company's auditors for 1996, will be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement if they so desire and to answer any appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' PROPOSAL 2.

                             STOCKHOLDER PROPOSALS

     Any proposal which a stockholder intends to present at the Annual Meeting of Stockholders to be held in 1998 must be received at the Company's principal executive office not later than January 31, 1998 in order to be includable in the proxy material for such meeting.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action at the meeting. As to any business which would properly come before the meeting, the Proxies confer discretionary authority in the persons named therein and those persons will vote or act in accordance with their best judgment with respect thereto.

                                          By Order of the Board of Directors
                                          DAVID T. KETTIG
                                          Secretary

May 27, 1997

                                    APPENDIX 1
                                    PROXY CARD


                          INDEPENDENCE HOLDING COMPANY
              96 CUMMINGS POINT ROAD, STAMFORD, CONNECTICUT 06902
                  PROXY -- SOLICITED BY THE BOARD OF DIRECTORS

   The undersigned stockholder of Independence Holding Company (the 'Company') hereby appoints Steven B. Lapin and David T. Kettig, and each or either of them, the true and lawful proxies, agents and attorneys of the undersigned, each with full power to act without the other and with full power of substitution to vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Monday, June 16, 1997 at 9:30 A.M., E.D.T., at the Meeting Room, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut, and at any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' ALL PROPOSALS.

(1) To elect eight directors.

[ ] FOR all nominees listed below (except as instructed below) [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
  Harold E. Johnson, Allan C. Kirkman, Steven B. Lapin, Donald T. Netter, Edward Netter, Edward J. Scheider, Roy T.K. Thung, F. Peter Zoch, III.

  INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name here:

 ...............................................................................

(2) To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending December 31, 1997

                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

(3) To transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

                                                                   (see reverse)

The shares represented by this proxy card will be voted as directed above. IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR ALL LISTED PROPOSALS.

   The undersigned hereby ratifies and confirms all that said proxies, agents and attorneys, or any of them or their substitutes, lawfully may do at the meeting and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment or postponement thereof.

PLEASE SIGN THE  PROXY EXACTLY  AS YOUR  NAME(S)  Dated ................................... , 1997
APPEARS  HEREON. JOINT  OWNERS SHOULD  EACH SIGN                                            (L.S.)
PERSONALLY.  TRUSTEES   AND  OTHER   FIDUCIARIES  ................................................
SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN,                                            (L.S.)
AND WHERE MORE THAN ONE NAME APPEARS, A MAJORITY  ................................................
MUST  SIGN.  IF  A  CORPORATION,  THE  SIGNATURE
SHOULD BE  THAT  OF AN  AUTHORIZED  OFFICER  WHO
SHOULD STATE HIS OR HER TITLE.

    PLEASE DATE, SIGN AND RETURN. YOUR PROMPT ATTENTION WILL BE APPRECIATED.